UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2007

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2 Houston, Texas (Address of principal executive offices)		77002 (Zip code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 1.01 Entry Into a Material Definitive Agreement.

On September 10, 2007, EOG Resources, Inc. (EOG) closed its sale of $600 million aggregate principal amount of its 5.875% Senior Notes due 2017 (Senior Notes). The Senior Notes were issued under an indenture, dated as of September 1, 1991 (Indenture), by and between EOG, as issuer, and The Bank of New York Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A. (formerly, Texas Commerce Bank National Association)), as trustee, and an officers' certificate, dated September 10, 2007, pursuant to the Indenture setting forth the specific terms of the Senior Notes. The Senior Notes have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (No. 333-137341), dated September 15, 2006, previously filed with the Securities and Exchange Commission. The Indenture, officers' certificate and the form of the global note evidencing the Senior Notes are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits

4.1

Indenture, dated as of September 1, 1991, between EOG and The Bank of New York Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A. (formerly known as Texas Commerce Bank National Association)) (incorporated by reference to Exhibit 4(a) to EOG's Registration Statement on Form S-3, Registration Statement No. 33-42640, filed September 6, 1991)

4.2	Officers' Certificate Establishing 5.875% Senior Notes due 2017 of EOG, dated September 10, 2007
4.3	Form of Global Note with respect to the 5.875% Senior Notes due 2017 of EOG
5.1	Opinion of Fulbright & Jaworski L.L.P. dated September 10, 2007
23.1	Consent of Fulbright & Jaworski L.L.P. (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: September 10, 2007	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.                               Description
4.1

Indenture, dated as of September 1, 1991, between EOG and The Bank of New York Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A. (formerly known as Texas Commerce Bank National Association)) (incorporated by reference to Exhibit 4(a) to EOG's Registration Statement on Form S-3, Registration Statement No. 33-42640, filed September 6, 1991)

*4.2	Officers' Certificate Establishing 5.875% Senior Notes due 2017 of EOG, dated September 10, 2007
*4.3	Form of Global Note with respect to the 5.875% Senior Notes due 2017 of EOG
*5.1	Opinion of Fulbright & Jaworski L.L.P. dated September 10, 2007
23.1	Consent of Fulbright & Jaworski L.L.P. (included as part of Exhibit 5.1)

* Exhibits filed herewith